EXHIBIT 99.2

Audited financial statements of Bread Garden Franchising, Inc. as of March 31, 2008 and the year then ended and the unaudited financial statements of Bread Garden Franchising, Inc. as of September 30, 2008
and the six months then ended

Index to Financial Statements	Page

Financial statements - Year Ended March 31, 2008

Report of Independent Registered Public Accounting Firm	F-1

Balance Sheet as of March 31, 2008	F-2

Statement of Operations for the Year Ended March 31, 2008	F-3

Statement of Stockholders' Equity for the Year Ended March 31, 2008	F-4

Statement of Cash Flow for the Year Ended March 31, 2008	F-5

Notes to Financial Statements	F-6 to F-16

Financial statements – Six Months Ended September 30, 2008

Condensed Balance Sheet as of September 30, 2008 (unaudited) and March 31, 2008	FF-1

Unaudited Condensed Statements of Operations for the Six Months Ended September 30, 2008 and 2007	FF-2

Unaudited Condensed Statements of Cash Flow for the Six Months Ended September 30, 2008 and 2007	FF-3

Notes to Unaudited Condensed Financial Statements	FF-4 to FF-7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Bread Garden Franchising, Inc.

We have audited the accompanying balance sheet of Bread Garden Franchising, Inc. as of March 31, 2008, and the related statements of operations, stockholders’ equity and cash flows for the year then ended. Bread Garden Franchising, Inc’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Bread Garden Franchising, Inc as of March 31, 2008, and the results of its operations and its cash flows for the year ended March 31, 2008 in conformity with accounting principles generally accepted in the United States of America.

/s/ Eide Bailly LLP

Greenwood Village, Colorado
January 22, 2009

Bread Garden Franchising, Inc.
Balance Sheet
March 31, 2008
(Expressed in Canadian dollars)

Assets
Current assets:
Cash and cash equivalents	$-
Accounts receivable, trade	80,118
Prepaid expenses and other current assets	4,593
Total current assets	84,711
Property and equipment, net of accumulated depreciation	51,522
Accounts receivable, related parties	155,254
Deposits and other assets	7,326
Franchise rights	900,000
Total assets	$1,198,813

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$6,750
Accrued expenses	106,490
Accrued income taxes	39,300
Deferred franchise revenue	60,000
Total current liabilities	212,540

Commitments and contingencies

Stockholders' equity:
Preferred stock, Class B, unlimited number of shares authorized
100 shares issued and outstanding	900,000
Common stock, Class A no par value, unlimited number of shares authorized, 1,000 shares issued and outstanding	10
Retained earnings	86,263
Total stockholders' equity	986,273
Total liabilities and stockholders’ equity	$1,198,813

See the accompanying notes to the financial statements

Bread Garden Franchising, Inc.
Statement of Operations
Year Ended March 31, 2008
(Expressed in Canadian dollars)

Revenue:
Franchise fees and royalties	$170,622
Franchise fees and royalties - related parties	98,557
Rebates and other	136,541
Total revenues	405,720

General and administrative expenses	286,765

Net income before income taxes	118,955
Provision for income taxes	(36,500)

Net income	$82,455

Primary and fully diluted earnings per share	$82.46

Weighted average shares outstanding, basic and diluted	1,000

See the accompanying notes to the financial statements

Bread Garden Franchising, Inc.
Statement of Stockholders’ Equity
Year Ended March 31, 2008
(Expressed in Canadian dollars)

	Class B Preferred Stock		Class A Common Stock		Retained
	Shares	Amount	Shares	Amount	Earnings	Total
Balances April 1, 2007	100	$900,000	1,000	$10	$3,808	$903,818
Net income for the period					82,455	82,455
Balances March 31, 2008	100	$900,000	1,000	$10	$86,263	$986,273

See the accompanying notes to the financial statements

Bread Garden Franchising, Inc.
Statement of Cash Flows
Year Ended March 31, 2008
(Expressed in Canadian dollars)

Cash flows from operating activities:
Net income	$82,455
Adjustments to reconcile net income to net cash provided by
operating activities:
Depreciation	1,235
Changes in operating assets and liabilities:
Accounts receivable, trade	11,098
Prepaid expenses and other	(4,593)
Accounts receivable - related parties	(155,254)
Deposits and other assets	2,829
Accounts payable, trade	(31,241)
Accrued income taxes	36,500
Accrued expenses	42,765
Due to related parties	(1,311)
Deferred franchise revenue	60,000
Net cash provided by operating activities	44,483

Cash flows from investing activities:
Purchase of property and equipment	(50,377)
Net cash (used in) investing activities	(50,377)

Net (decrease) in cash and cash equivalents	(5,894)
Cash and cash equivalents, beginning of period	5,894
Cash and cash equivalents, end of period	$-

Supplemental cash flow information:
Cash paid for income taxes	$-
Cash paid for interest	$-

See the accompanying notes to the financial statements

Bread Garden Franchising, Inc.
Notes to Financial Statements

1. Nature of Business

Bread Garden Franchising, Inc. (“Bread Garden” and the “Company”) was organized in the Province of British Columbia, Canada on April 6, 2005.  The Company is engaged in the business of marketing and franchising Bread Garden Urban Café restaurants, which specialize in fast casual food featuring freshly made, premium submarine-style, deli and Panini sandwiches, salads, soups, soft drinks, coffee and desserts.

Through March 31, 2008, the Company has signed franchise agreements in connection with eleven franchise restaurant locations, ten of which are in operation and an additional location is in a pre-opening phase.  All of the restaurants are located in the Vancouver, British Columbia area. The Company continues to interview prospective franchisees and relies on the cash deposits from the franchise sales as well as royalty fees from the existing restaurants to support the operations of the business.

2. Summary of Significant Accounting Policies

Basis of Presentation
These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  The Company’s functional currency is the Canadian dollar and all amounts and balances included in these financial statements and these footnotes are expressed therein except for note 11 “Subsequent Event” which is expressed in United States of America dollars (”US$”).

Cash and Cash Equivalents
The Company considers all highly liquid investments with an original maturity of three months or less, at the time of purchase, to be cash equivalents.

Accounts Receivable
Accounts receivable consists primarily of amounts billed to franchisees for royalties and advertising fund contributions in accordance with the franchise agreement. The Company estimates the amounts of probable credit losses in the Company’s existing accounts receivable and provides for such loss as an allowance for doubtful accounts. At March 31, 2008 the Company determined that no allowance for doubtful accounts was necessary.   Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company does not have any off-balance-sheet credit exposure related to its customers.

Bread Garden Franchising, Inc.
Notes to Financial Statements
(Continued)

Property and equipment
Property and equipment are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. The estimated useful lives used for financial statement purposes are:

Computer software and equipment 3 years
Furniture and fixtures 5 to 7 years
Vehicles 7 years
Office equipment 5 years

Maintenance and repairs of property and equipment are charged to operations. Major improvements are capitalized. Upon retirement, sale or other disposition of property and equipment, the cost and accumulated depreciation are eliminated from the accounts and any gain or loss is included in operations.

Long-Lived Assets
In accordance with the Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”), long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized as the amount by which the carrying amount of the asset exceeds the fair value of the asset. Based on the Company’s analysis, no impairment charges were recognized for the year ended March 31, 2008.

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Concentration of Credit Risks
Financial instruments, which potentially subject the Company to concentrations of credit risk, consist primarily of cash and trade accounts receivable. The Company’s receivables are primarily from its franchisees. To the extent the franchisees face similar economic conditions; the Company is exposed to a concentration of credit risk.

The Company’s cash is primarily in demand deposit accounts placed with Canadian financial institutions.  The Company believes the risk of loss to be minimal.

Bread Garden Franchising, Inc.
Notes to Financial Statements
(Continued)

Fair Value of Financial Instruments
The carrying value of the Company’s financial assets and liabilities, because of their short-term nature, approximate their fair value.

Revenue Recognition
Initial Franchise Fees - The Company enters into franchise agreements, which grant franchisees the exclusive right to develop and operate businesses at certain locations. Initial franchise fees are recognized as revenue when all material services and conditions required to be performed by the Company have been substantially completed, which is generally when the business commences operations. Initial franchise fees were established at $50,000 for each franchise for the year ended March 31, 2008.  The Company did not record revenue from initial franchise fees during the year ended March 31, 2008.

Royalty Fees - Pursuant to the franchise agreements, franchisees are required to pay royalties to the Company based on 5% of gross sales as reported to the Company through the franchisees’ point of sales systems. The royalties are recognized as revenue in the period corresponding to the sales reporting period. Royalty fees were $269,179 for the year ended March 31, 2008.

Rebates - Rebates received from purveyors that supply products to the Company's franchisees are recorded when earned.  Rebates received were $104,809 for the year ended March 31, 2008.

Advertising Costs
Franchisees contribute to an advertising fund established by the Company for a fee of up to 1.5% of the total amount of the franchisees’ gross sales. The Company is obligated to spend at least the amounts collected from the franchisees on advertising and promotional activities.  Advertising fees collected were $78,265 for the year ended March 31, 2008.  These fees are offset against advertising expenses, which are recognized when incurred. The Company incurred advertising expense of $36,271 for the year ended March 31, 2008.  As of March 31, 2008 the cumulative unspent portion of advertising fees collected is $106,490 and is included as accrued expenses in the accompanying financial statements.

Taxes
The provision for income taxes is determined in accordance with the provisions of SFAS No. 109, “Accounting for Income Taxes.” Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Any effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

Bread Garden Franchising, Inc.
Notes to Financial Statements
(Continued)

In June 2006, the FASB issued Interpretation (“FIN”) No. 48, “Accounting for Uncertainties in Income Taxes, an interpretation of SFAS No. 109, Accounting for Income Taxes” (“FIN 48”). FIN 48 prescribes a comprehensive model for how companies should recognize, measure, present, and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Under FIN 48, tax positions must initially be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions must initially and subsequently be measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and relevant facts. FIN 48 was effective for fiscal years beginning after December 15, 2006.

FIN 48 became effective for the Company on April 1, 2007. The cumulative effect of adopting FIN 48 on April 1, 2007 has been recorded net in deferred tax assets, which resulted in no uncertain tax positions being recognized. The total amount of unrecognized tax benefits as of the date of adoption was zero. There are open statutes of limitations for taxing authorities in federal and provincial jurisdictions to audit the Company’s tax returns from 2006 through the current period. The Company’s policy is to account for income tax related interest and penalties in income tax expense in the statement of operations. The Company recorded potential interest and penalties of approximately $4,500 for the year ended March 31, 2008.  These penalties and interest relate to untimely filed returns.

The Canada Revenue Agency and the Province of British Columbia require the Company to collect and remit a 5% Goods and Services Tax (GST) and a 7% Provincial Sales Tax (PST) based on collections received by the Company.  The revenue and expenses reported by the Company are presented net of the effect of the taxes collected.

Rent Expense
The Company recognizes rent expense on a straight-line basis over the reasonably assured lease term as defined in SFAS No. 98, "Accounting for Leases.'' In addition, certain of the Company's lease agreements provide for scheduled rent increases during the lease terms or for rental payments commencing at a date other than the date of initial occupancy. Beginning January 1, 2006, the Company adopted FASB Staff Position
(“FSP”) No. FAS 13-1, "Accounting for Rental Costs Incurred During a Construction Period'' ("FSP 13-1''). FSP 13-1 states that rental costs associated with operating leases must be recognized as rental expense allocated on a straight-line basis over the lease term, which includes the construction period.

The Company includes any rent escalations and construction period and other rent holidays in its determination of straight-line rent expense. Therefore, rent expense for new locations is charged to expense beginning with the start of the construction period.

Bread Garden Franchising, Inc.
Notes to Financial Statements
(Continued)

Equity-Based Compensation
On January 1, 2006, the Company adopted SFAS No. 123 (revised 2004), “Share-Based Payment” (“SFAS 123(R)”), which requires the measurement and recognition of compensation expense for all share-based payment awards made to employees and directors including employee stock options based on estimated fair values. SFAS 123(R) supersedes the Company’s previous accounting under Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees” (“APB 25”). In March 2005, the United States Securities and Exchange Commission (“SEC”) issued Staff Accounting Bulletin No. 107 (“SAB 107”) relating to SFAS 123(R). The Company has applied the provisions of SAB 107 in adoption of SFAS 123(R).

To date, the Company has not paid any equity based compensation.

Related parties
Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

Segment reporting
SFAS No. 131 “Disclosures about Segments of an Enterprise and Related Information” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in the financial statements. The Company operates in one principal reportable segment in Canada.

Fair value of financial instruments
The Company values its financial instruments as required by SFAS No. 107, “Disclosures about Fair Value of Financial Instruments”. The estimated fair value amounts have been determined by the Company, using available market information and appropriate valuation methodologies. The estimates presented herein are not necessarily indicative of amounts that the Company could realize in a current market exchange.

The Company’s financial instruments primarily consist of cash and cash equivalents, accounts receivable, receivable from a third party, prepayments and deposits, short-term bank loan, other payables and accrued expenses and income tax payable.

As of the balance sheet date, the estimated fair values of the financial instruments were not materially different from their carrying values as presented due to the short term maturities of these instruments and that the interest rates on the borrowings approximate those that would have been available for loans of similar remaining maturity and risk profile at respective year ends.

Bread Garden Franchising, Inc.
Notes to Financial Statements
(Continued)

Recent Pronouncements
The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and does not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurement” (“SFAS 157”). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosure about fair value measurements. Management does not expect adoption of SFAS 157 to have a material impact on the Company's financial statements.

On February 15, 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities — Including an Amendment of FASB Statement No. 115” (“SFAS 159”). This standard permits an entity to measure financial instruments and certain other items at estimated fair value. Most of the provisions of SFAS 159 are elective; however, the amendment to SFAS No. 115, “Accounting for Certain Investments in Debt and Equity Securities,” applies to all entities that own trading and available-for-sale securities. The fair value option created by SFAS 159 permits an entity to measure eligible items at fair value as of specified election dates. The fair value option (a) may generally be applied instrument by instrument, (b) is irrevocable unless a new election date occurs, and (c) must be applied to the entire instrument and not to only a portion of the instrument. SFAS 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. Early adoption is permitted as of the beginning of the previous fiscal year provided that the entity (i) makes that choice in the first 120 days of that year, (ii) has not yet issued financial statements for any interim period of such year, and (iii) elects to apply all of the provisions of SFAS 157. Management is currently evaluating the impact of SFAS 159, if any, on the Company’s financial statements.

In December 2007, the FASB issued SFAS No. 141 (Revised 2007), “Business Combinations”, (“SFAS 141R”).  SFAS 141R will change the accounting for business combinations. Under SFAS 141R, an acquiring entity will be required to recognize all the assets acquired and liabilities assumed in a transaction at the acquisition-date fair value with limited exceptions. SFAS 141R will change the accounting treatment and disclosure for certain specific items in a business combination. SFAS 141R applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Accordingly, any business combinations in which the Company engages in will be recorded and disclosed following existing GAAP until January 1, 2009. The Company expects SFAS 141R will have an impact on accounting for business combinations once adopted but the effect is dependent upon acquisitions at that time. The Company is still assessing the impact of this pronouncement.

Bread Garden Franchising, Inc.
Notes to Financial Statements
(Continued)

In December 2007, the FASB issued SFAS No. 160, "Non-controlling Interests in Consolidated Financial Statements-An Amendment of ARB No. 51, (“SFAS 160"). SFAS 160 establishes new accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS 160 is effective for fiscal years beginning on or after December 15, 2008. The Company believes that SFAS 160 should not have a material impact on our financial position or results of operations.

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 requires companies with derivative instruments to disclose information that should enable financial statement users to understand how and why a company uses derivative instruments, how derivative instruments and related hedged items are accounted for under FASB No. 133 "Accounting for Derivative Instruments and Hedging Activities" and how derivative instruments and related hedged items affect a company's financial position, financial performance and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The adoption of this statement is not expected to have a material effect on the Company's future financial position or results of operations.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (“SFAS 162”). This statement identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements in conformity with GAAP. This statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, “The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles”. The Company does not expect the adoption of SFAS 162 to have a material effect on the financial condition or results of operations of the Company.

In May 2008, the FASB issued SFAS No. 163, “Accounting for Financial Guarantee Insurance Contracts--an interpretation of FASB Statement No. 60” ("SFAS 163"). SFAS 163 interprets SFAS 60 and amends existing accounting pronouncements to clarify their application to the financial guarantee insurance contracts included within the scope of that Statement. SFAS 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years. As such, the Company is required to adopt these provisions at the beginning of the fiscal year ended December 31, 2009. The Company has not determined the impact on its financial statements of this accounting standard.

Also in May 2008, the FASB issued FSP APB 14-1, "Accounting for Convertible Debt Instruments that may be Settled in Cash upon Conversion (Including Partial Cash Settlement)" ("FSP APB 14-1"). FSP APB 14-1 applies to convertible debt securities that, upon conversion, may be settled by the issuer fully or partially in cash. FSP APB 14-1 specifies that issuers of such instruments should separately account for the liability and equity components in a manner that will reflect the entity's nonconvertible debt borrowing

Bread Garden Franchising, Inc.
Notes to Financial Statements
(Continued)

rate when interest cost is recognized in subsequent periods. FSP APB 14-1 is effective for financial statements issued for fiscal years after December 15, 2008, and must be applied on a retrospective basis. Early adoption is not permitted.  The Company has not determined the impact on its financial statements of this accounting standard.

In June 2008, the FASB issued FSP Emerging Issues Task Force (“EITF”) 03-6-1, "Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities" ("FSP EITF 03-6-1"). FSP EITF 03-6-1 addresses whether instruments granted in share-based payment transactions are participating securities prior to vesting, and therefore need to be included in the earnings allocation in computing earnings per share under the two-class method as described in SFAS 128, “Earnings per Share”. Under the guidance of FSP EITF 03-6-1, unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) are participating securities and shall be included in the computation of earnings-per-share pursuant to the two-class method. FSP EITF 03-6-1 is effective for financial statements issued for fiscal years beginning after December 15, 2008 and all prior-period earnings per share data presented shall be adjusted retrospectively. Early application is not permitted. The Company has not determined the impact on its financial statements of this accounting standard.

Also in June 2008, the FASB ratified EITF No. 07-5, "Determining Whether an Instrument (or an Embedded Feature) is Indexed to an Entity's Own Stock" ("EITF 07-5"). EITF 07-5 provides that an entity should use a two-step approach to evaluate whether an equity-linked financial instrument (or embedded feature) is indexed to its own stock, including evaluating the instrument's contingent exercise and settlement provisions. EITF 07-5 is effective for financial statements issued for fiscal years beginning after December 15, 2008. Early application is not permitted. The Company has not determined the impact on its financial statements of this accounting standard.

3. Property and Equipment

Major classes of property and equipment consist of the following as of March 31, 2008:

Furniture and fixtures	$2,698
Office equipment	2,062
Vehicle	2,830
Restaurant equipment - not in service	47,547
55,137
Less accumulated depreciation	(3,615)
$51,522

The Company recorded depreciation expense related to these assets of $1,235 for the year ended March 31, 2008.

Bread Garden Franchising, Inc.
Notes to Financial Statements
(Continued)

4. Franchise Rights

In 2005 the Company acquired the rights pursuant to a Master Transaction Agreement whereby the Company has the right to act as the franchisor of Bread Garden Urban Cafés.  Such rights are for an indefinite period of time.  In connection with the agreement, the Company is required to pay a continuing royalty of 1% of gross sales of its franchisees.

The Company has included $48,499 of royalty expense in general and administrative expenses for the year ended March 31, 2008.

These rights have an indefinite life and are not subject to amortization.  Under SFAS 144 these rights are subject to an annual valuation of impairment.

5. Commitments and Contingencies

The Company leases office space and a delivery vehicle under non-cancelable operating leases, which expire in 2011 and 2009 respectively.

The aggregate minimum requirements under non-cancelable leases as of March 31, 2008 are as follows:

2009	$43,736
2010	41,487
2011	36,557
$121,780

Rent expense for the year ended March 31, 2008 was $39,042.

6. Stockholders’ Equity

The Company is authorized to issue an unlimited number of Class A and Class B Non-voting Preferred shares.  The Class A Preferred shares have liquidating preference over the Class B Preferred shares and all classes of common shares.  The Class B Preferred shares have liquidating preference over all classes of common shares.  The Class A and B Preferred shares have the right, from time to time, to receive dividends in an amount and at a time set by the Directors of the Company.  The Company has the right to redeem the Class A and B Preferred shares at any time at the option of the Directors of the Company. The redemption price shall be the equal to the fair market value of the property received in exchange for the shares.

In addition the Company is authorized to issue an unlimited number of Class A and Class B Voting Common shares and an unlimited number of Class C Non-voting Common shares.  Class B Voting Common shares have liquidating preference over Class A Voting

Bread Garden Franchising, Inc.
Notes to Financial Statements
(Continued)

and Class C Non-Voting Common shares.  Class A Voting and Class C Non-voting Common shares are liquidated on a pro rata basis.

7. Income Taxes

The Company accounts for income taxes under SFAS 109, which requires the use of the liability method. SFAS 109 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences. Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.  There were no deferred tax assets or liabilities as of March 31, 2008.

Income tax provision (benefit) for the year ended March 31, 2008 is summarized below:

Current:
Federal	$30,400
Provincial	6,100
Total provision	$36,500

The provision for income taxes differs from the amount computed by applying the statutory federal and provincial income tax rates to income before provision for income taxes. The sources and tax effects of the differences are as follows:

Income tax provision at the federal and provincial statutory maximum rates	43.7%
Effect of graduated rates and accrual for possible penalties and interest	(13.0%)
Effective tax rate	30.7%

The Company’s policy is to account for income tax related interest and penalties in income tax expense in the statement of operations. The Company recorded potential interest and penalties of approximately $4,500 for the year ended March 31, 2008.  These penalties and interest relate to untimely filed returns.

8. Earnings Per Share Data

Earnings per share is based on the weighted average number of shares outstanding during the period after consideration of the dilutive effect, if any, for common stock equivalents, including stock options, restricted stock, and other stock-based compensation. Earnings per common share are computed in accordance with SFAS 128 "Earnings Per Share,'' which requires companies to present basic earnings per share and diluted earnings per

Bread Garden Franchising, Inc.
Notes to Financial Statements
(Continued)

share. Basic earnings per share are computed by dividing net income by the weighted average number of shares of common stock outstanding during the year. Diluted earnings per common share are computed by dividing net income by the weighted average number of shares of common stock outstanding and dilutive securities outstanding during the year. At March 31, 2008 the Company had no dilutive securities outstanding.

9. Related Party Transactions

Certain of the Company’s stockholders, either directly or by way of immediate family relationship, own or control four Bread Garden Urban Café franchised restaurants.  During the year ended March 31, 2008 the Company earned franchise royalties from these units amounting to an aggregate of $98,557.  Additionally during the year ended March 31, 2008, the Company paid an aggregate of $42,008 in travel expenses if favor of the shareholders which amount has been credited to the loan balance.  As of March 31, 2008, the aggregate amount due to the Company for unpaid royalties and advertising fees, net of the repayments, amounted to $155,254.

10. Concentrations

All of the Company’s revenue from franchise sales and royalties are derived from operations within the geographic area of the City of Vancouver, British Columbia, Canada.

During the periods presented, the Company’s revenues were derived from a total of ten restaurants operated by its franchisees.  Revenues attributed to restaurants operated by related parties amount to 24% of total revenue for the year ended March 31, 2008.

11. Subsequent Event (unaudited)

On October 1, 2008, the Company sold all of its operating assets to Spicy Pickle Franchising, Inc., (“SPFI”) a company which franchises fast casual restaurants in the United States of America under the trade name Spicy Pickle.  The assets were sold in exchange for 5,177,500 restricted shares of SPFI common stock and warrants to purchase 3,038,750 shares of the registrant’s common stock; 2,700,000 are exercisable at US$0.63 per share and 338,750 are exercisable at US$0.615 per share. The warrants are exercisable for five years.  Certain of the shares and warrants are subject to a lock-up agreement.  Pursuant to the lock-up agreement, 4,500,000 shares of the common stock and 2,700,000 of the warrants issued pursuant to the Asset Purchase Agreement, cannot be sold, transferred or otherwise disposed of for a period of one year from the effective date of the closing. The remaining 677,500 common shares and 338,750 warrants are not covered by the lock-up agreement and are only subject to the restriction of the SEC rules and regulations for unregistered securities.

Bread Garden Franchising, Inc.
Condensed Balance Sheets
 (Expressed in Canadian dollars)

	September 30, 2008	March 31, 2008
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$-	$-
Accounts receivable, trade	80,795	80,118
Prepaid expenses and other current assets	48,377	4,595
Total current assets	129,172	84,711
Property and equipment, net of accumulated depreciation	51,863	51,522
Accounts receivable, related parties	196,654	155,254
Deposits and other assets	7,325	7,325
Franchise rights	900,000	900,000
Total assets	$1,285,014	$1,198,813

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$9,163	$6,750
Accrued expenses	124,947	106,490
Accrued income taxes	49,300	39,300
Deferred franchise revenue	60,000	60,000
Total current liabilities	243,410	212,540

Commitments and contingencies

Stockholders' equity:
Preferred stock, Class B, unlimited number of shares authorized
100 shares issued and outstanding	900,000	900,000
Common stock, Class A no par value, unlimited number of shares authorized, 1,000 shares issued and outstanding	10	10
Retained earnings	141,594	86,263
Total stockholders' equity	1,041,604	986,273
Total liabilities and stockholders’ equity	$1,285,014	$1,198,813

See the accompanying notes to the condensed financial statements

Bread Garden Franchising, Inc.
Condensed Statements of Operations
Six Months Ended September 30, 2008 and 2007
(Unaudited)
(Expressed in Canadian dollars)

	2008	2007
Revenue:
Franchise fees and royalties	$61,447	$60,690
Franchise fees and royalties - related parties	88,044	98,557
Rebates and other	73,598	33,752
Total revenues	223,089	192,999

General and administrative expenses	157,758	155,070

Net income before income taxes	65,331	37,929
Provision for income taxes	(10,000)	9,000

Net income	$55,331	$28,929

Primary and fully diluted earnings per share	$55.33	$28.93

Weighted average shares outstanding, basic and diluted	1,000	1,000

See the accompanying notes to the condensed financial statements

Bread Garden Franchising, Inc.
Condensed Statements of Cash Flows
Six Months Ended September 30, 2008 and 2007
(Unaudited)
(Expressed in Canadian dollars)

	2008	2007

Net cash provided by operating activities	$1,570	$60,232

Cash flows from investing activities:
Purchase of property and equipment	(1,570)	(50,995)
Net cash (used in) investing activities	(1,570)	(50,995

Net (decrease) in cash and cash equivalents	-	9,237
Cash and cash equivalents, beginning of period	-	5,894
Cash and cash equivalents, end of period	$-	$15,131

See the accompanying notes to the condensed financial statements

Bread Garden Franchising, Inc.
Notes to Condensed Financial Statements
(Unaudited)

1. Nature of Business

Bread Garden Franchising, Inc. (“Bread Garden” the “Company”) was organized in the Province of British Columbia, Canada on April 6, 2005.  The Company is engaged in the business of marketing and franchising Bread Garden Urban Café restaurants, which specialize in fast casual food featuring freshly made, premium submarine-style, deli and Panini sandwiches, salads, soups, soft drinks, coffee and desserts.

Through September 30, 2008, the Company has signed franchise agreements in connection with eleven franchise restaurant locations, nine of which are in operation and an additional location is in a pre-opening phase.  All of the restaurants are located in the Vancouver, British Columbia area. The Company continues to interview prospective franchisees and relies on the cash deposits from the franchise sales as well as royalty fees from the existing restaurants to support the operations of the business.

2. Basis of Presentation of Interim Period

The accompanying unaudited financial statements of Bread Garden Franchising, Inc. at September 30, 2008 and 2007 have been prepared in accordance with United States of America generally accepted accounting principles (“GAAP”) for interim financial statements, and regulations of the United States of America Securities and Exchange Commission (“SEC”).  Accordingly, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted. These financial statements should be read in conjunction with the financial statements as of March 31, 2008 and the year then ended and the notes thereto included in this filing.  In management's opinion, all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation to make the Company’s financial statements not misleading have been included. The results of operations for the periods ended September 30, 2008 presented are not necessarily indicative of the results to be expected for the full year.

The Company’s functional currency is the Canadian dollar and all amounts and balances included in these financial statements and these footnotes are expressed therein except for note 7 “Subsequent Event” which is expressed in United States of America dollars (”US$”).

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Bread Garden Franchising, Inc.
Notes to Condensed Financial Statements
(Unaudited)
(Continued)

Fair Value
In September 2006, the Financial Accounting Standards Board (the “FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurement” (“SFAS 157”).  This statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosure about fair value measurements.  This statement is effective for financial statements for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  Earlier application is encouraged, provided that the reporting entity has not yet issued financial statements for that fiscal year, including financial statements for an interim period within that fiscal year.  The Company adopted SFAS 157 on January 1, 2008.  Adoption of this statement did not have a material impact on the financial statements of the Company.

Recent Pronouncements
The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and does not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 requires companies with derivative instruments to disclose information that should enable financial statement users to understand how and why a company uses derivative instruments, how derivative instruments and related hedged items are accounted for under SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities" and how derivative instruments and related hedged items affect a company's financial position, financial performance and cash flows. SFAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The adoption of this statement is not expected to have a material effect on the Company's future financial position or results of operations.

In December 2007, the FASB issued SFAS No. 141 (Revised 2007), “Business Combinations” (“SFAS 141R”). SFAS 141R will change the accounting for business combinations. Under SFAS 141R, an acquiring entity will be required to recognize all the assets acquired and liabilities assumed in a transaction at the acquisition-date fair value with limited exceptions. SFAS 141R will change the accounting treatment and disclosure for certain specific items in a business combination. SFAS 141R applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. Accordingly, any business combinations in which the Company engages will be recorded and disclosed following existing GAAP until January 1, 2009. The Company expects SFAS 141R will have an impact on accounting for business combinations once adopted but the effect is dependent upon acquisitions at that time. The Company is still assessing the impact of this pronouncement.

Bread Garden Franchising, Inc.
Notes to Condensed Financial Statements
(Unaudited)
(Continued)

In December 2007, the FASB issued SFAS No. 160, "Non-controlling Interests in Consolidated Financial Statements-An Amendment of ARB No. 51” (“SFAS 160”). SFAS 160 establishes new accounting and reporting standards for the non-controlling interest in a subsidiary and for the deconsolidation of a subsidiary. SFAS 160 is effective for fiscal years beginning on or after December 15, 2008. The Company believes that SFAS 160 should not have a material impact on its financial position or results of operations.

In May 2008, FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (“SFAS 162”).  SFAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles.  SFAS 162 is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles.  The Company does not anticipate that the adoption of SFAS 162 will materially impact it.

3. Earnings Per Share Data

Earnings per share is based on the weighted average number of shares outstanding during the period after consideration of the dilutive effect, if any, for common stock equivalents, including stock options, restricted stock, and other stock-based compensation. Earnings per common share are computed in accordance with SFAS No. 128 "Earnings Per Share,'' which requires companies to present basic earnings per share and diluted earnings per share. Basic earnings per share are computed by dividing net income by the weighted average number of shares of common stock outstanding during the year. Diluted earnings per common share are computed by dividing net income by the weighted average number of shares of common stock outstanding and dilutive securities outstanding during the year. At September 30, 2008 the Company had no dilutive securities outstanding.

4. Income Taxes

The Company accounts for income taxes in interim periods as required by Accounting Principles Board Opinion No. 28, “Interim Financial Reporting” and as interpreted by FASB Interpretation No. 18, “Accounting for Income Taxes in Interim Periods.”  The Company has determined an estimated annual effective tax rate.  The rate will be revised, if necessary, as of the end of each successive interim period during the Company’s fiscal year to the Company’s best current estimate.

The estimated annual effective tax rate is applied to the year-to-date ordinary income (or loss) at the end of the interim period.

Bread Garden Franchising, Inc.
Notes to Condensed Financial Statements
(Unaudited)
(Continued)

In June 2006, the FASB issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109” (“FIN 48”).  FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with SFAS 109.  FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  This pronouncement also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition.  FIN 48 is effective for fiscal years beginning after December 15, 2006.  The adoption of FIN 48 did not have a material impact on the Company's financial statements.

5. Equity-Based Compensation

To date, the Company has not paid any equity based compensation.

6. Segment reporting

SFAS No. 131 “Disclosures about Segments of an Enterprise and Related Information” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in the financial statements. The Company operates in one principal reportable segment in Canada.

7. Subsequent Event

On October 1, 2008, the Company sold all of its operating assets to Spicy Pickle Franchising, Inc., (“SPFI”) a company which franchises fast casual restaurants in the United States of America under the trade name Spicy Pickle.  The assets were sold in exchange for 5,177,500 restricted shares of SPFI common stock and warrants to purchase 3,038,750 shares of the registrant’s common stock; 2,700,000 are exercisable at US$0.63 per share and 338,750 are exercisable at US$0.615 per share. The warrants are exercisable for five years.  Certain of the shares and warrants are subject to a lock-up agreement.  Pursuant to the lock-up agreement, 4,500,000 shares of the common stock and 2,700,000 of the warrants issued pursuant to the Asset Purchase Agreement, cannot be sold, transferred or otherwise disposed of for a period of one year from the effective date of the closing. The remaining 677,500 common shares and 338,750 warrants are not covered by the lock-up agreement and are only subject to the restriction of the SEC rules and regulations for unregistered securities.